Consolidated Statements of Comprehensive Income (Parenthetical) In Thousands, except Share data, unless otherwise specified	12 Months Ended
	Dec. 31, 2014 USD ($)	Dec. 31, 2014 CNY	Dec. 31, 2013 CNY	Dec. 31, 2012 CNY	Dec. 31, 2014 Class A ordinary shares [Member]	Dec. 31, 2013 Class A ordinary shares [Member]	Dec. 31, 2012 Class A ordinary shares [Member]
Number of ordinary shares that each ADS represents					8	8	8
Revenues, cost of revenues and operating expenses include transactions with related parties as follows:
Net advertising revenues	$ 8,956	55,565	45,127	35,438
Paid service revenues	46,999	291,610	413,407	429,125
Cost of revenues	(7,401)	(45,917)	(76,491)	(67,481)
Sales and marketing expenses	(201)	(1,246)	(1,040)	(916)
General and administrative expenses	$ (57)	(354)	(404)	(646)